UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2005

                    CITIGROUP FAIRFIELD FUTURES FUND L.P. II
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                        000-51282                      56-2421596
--------------                  ----------------             -------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                        731 Lexington Avenue - 25th Floor
                        ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On September 1, 2005, the Registrant issued 1,570.3982 Units in exchange for $1,252,000 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable exemptions from registration under
Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

Item 8.01 Other Events

     The address of the Registrant and the General Partner is now 731 Lexington Avenue, 25th Floor, New York, New York 10022.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CITIGROUP FAIRFIELD FUTURES
                                        FUND L.P. II

                                        By: Citigroup Managed Futures LLC,
                                            General Partner

                                        By /s/ David J. Vogel
                                           -------------------------------
                                           David J. Vogel
                                           President and Director


                                        By /s/ Daniel R. McAuliffe, Jr.
                                           -------------------------------
                                           Daniel R. McAuliffe, Jr.
                                           Chief Financial Officer and Director


Date: September 1, 2005